Other Expense, Net - Other Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Components Of Other Income Expense Net [Line Items]
Impacts related to Fisker Inc. ["Fisker"]	$ 198	$ 110
Restructuring activities	187	148
Long-lived asset impairments	79	0
Investments	9	91
Gain on business combinations	(9)	0
Veoneer Active Safety Business transaction costs	0	23
Operations in Russia	0	16
Other expense, net	$ 464	$ 388